EXHIBIT 32(a)
SECTION 1350 CERTIFICATION OF CHIEF EXECUTIVE OFFICER
      In connection with the Annual Report of New Valley Corporation (the “Company”) on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bennett S. LeBow, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bennett S. LeBow

Bennett S. LeBow
Chairman and Chief Executive Officer
March 24 2005